UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2008

IXYS Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1590 Buckeye Drive, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-457-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

At the annual meeting of stockholders on September 5, 2008, the stockholders of IXYS Corporation ("IXYS") did not approve the 2008 Equity Incentive Plan (the "2008 Plan"). Later that day, the Board of Directors (the "Board") of IXYS withdrew and terminated the 2008 Plan.

Since the stockholders of IXYS did not approve the 2008 Plan, the limitation on further grants under the 1999 Equity Incentive Plan (the "1999 Plan") that had been previously approved by the Board ended by its terms and all of the remaining shares reserved under the 1999 Plan that were not allocated to existing grants became available for grant. Equity grants may be made under the 1999 Plan until its expiration in May 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXYS Corporation

September 8, 2008	By:	/s/ Uzi Sasson

Name: Uzi Sasson
Title: Chief Operating Officer and Chief Financial Officer